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                           SAFECO LIFE INSURANCE COMPANY
        SUPPLEMENT TO THE ACCUMULATION LIFE PROSPECTUS DATED APRIL 30, 1998
                           SUPPLEMENT DATED JUNE 1, 1999




THIS REPLACES INFORMATION REGARDING CHARGES:

In the future we will not assess charges for any transfers, face amount increases or partial withdrawals.



THIS REPLACES INFORMATION REGARDING TRANSFERS FROM THE GID:

We will no longer routinely limit transfers from the unloaned portion of the GID. However, we reserve the right to limit such transfers in the following manner:

-    postpone the transfer for 30 days from the date we receive your request;
- reduce the amount of the transfer to not more than 25% of the amount available for transfer in the GID; and
- limit the total number of transfers to one per policy year. If limited, the transfer will be effective on the policy anniversary after the date we receive your request.



OUR ADDRESS AND PHONE NUMBER HAVE CHANGED AS FOLLOWS:

All requests should be sent to our Administrative
Office:                                            SAFECO Life
                                                   Individual Customer Service
                                                   PO Box 34690
                                                   Seattle, WA 98124-8991

All payments should be sent to:  SAFECO Life
                                 Individual Customer Service
                                 PO Box 34815
                                 Seattle, WA 98124-1815

Toll free phone number:  (877) 472-3326

SAFECO has sole responsibility for all administration of the policies and the Separate Account.



L-9852 6/99